UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2022 (September 25, 2022)

Kiwa Bio-Tech Products Group Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-33167	77-0632186
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3200 Guasti Road, Suite 100 Ontario, CA	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 715-5855

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001	KWBT	OTCQB

Item 1.01 Entry into a Material Definitive Agreement; Variable Convertible Debt Payoff and Settlement

On September 25, 2022, three shareholders of the Series A preferred stock of Kiwa Bio-Tech Products Group Corporation (PINK: KWBT) (the “Company”), Mr. Feng Li, Ms. Yvonne Wang and Mr. Wei Li (“Preferred Stockholders”), executed a cooperation agreement (“Cooperation Agreement”) with XIAO MAN INTERNATIONAL HOLDINGS CO. LTD, a company registered in the British Virgin Islands (“Xiaoman”). The Preferred Stockholders owned an aggregate of 0.2% of the Company’s outstanding shares on a fully converted and fully diluted basis as of the date of this current report. The Preferred Stockholders also signed a Shareholders’ Voting Rights Delegation Agreement with Xiaoman, pursuant to which the Preferred Stockholders agreed to delegate voting rights to Xiaoman to complete the restructuring of the Company.

Pursuant to the Cooperation Agreement, Xiaoman will assist the Company in seeking potential acquisition targets in digital assets, digital collections, film and television culture, Metaverse and other fields and eventually listing the Company on a national exchange. The Preferred Stockholders agreed to vote for the director nominees by Xiaoman and acquisition transactions Xiaoman may propose in board meetings and shareholder meetings. The Preferred Stockholders also agreed to transfer no more than 50% of the Company’s shares they own to Xiaoman at a mutually agreed price before the Company gets listed on a national exchange. The descriptions of the Cooperation Agreement and Shareholders’ Voting Rights Delegation Agreement in this current report are summary only and are qualified in their entirety by the terms of the Cooperation Agreement and Shareholders’ Voting Rights Delegation Agreement. Copies of the Cooperation Agreement and Shareholders’ Voting Rights Delegation Agreement are attached hereto as exhibits 10.1 and 10.2 and are hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Translation of the Coopeartion Agreement, dated as of September 25, 2022, by and between the Feng Li, Yvonne Wang and Wei Li and Xiao Man International Holdings Co., Ltd.
10.2	Shareholders’s Voting Rights Designation Agreement, dated as of September 25, 2022, by and between the Feng Li, Yvonne Wang and Wei Li and Xiao Man International Holdings Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2022

Kiwa Bio-Tech Products Group Corporation

/s/ Wade Li
By:	Wade Li
Title:	Chief Executive Officer